UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 7, 2010
                                                 (September 3, 2010)
                                                 -------------------

                           BEST ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

     Nevada                             000-53260               02-0789714
     ------                             ---------               ----------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

     5433 Westheimer Road, Suite 825, Houston, TX     77056
     --------------------------------------------     -----
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code(713) 933-2600
                                                  --------------

                                      n/a
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On September 3, 2010, Best Energy Services, Inc. (the "Company") entered into a Consulting and Financial Advisory Agreement with Andrew Garrett, Inc. ("AGI"). Under the agreement, AGI will provide consulting and advisory services to the Company in consideration for warrants to purchase 10,000,000 shares of common stock of the Company at an exercise price of $0.10. The agreement also requires the Company to reimburse any direct expenses of AGI incurred in fulfillment of the agreement, subject to Company approval for any expense over $500.

ITEM  9.01.  EXHIBITS

10.1 Consulting and Financial Advisory Agreement with Andrew Garrett, Inc. dated September 3, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BEST ENERGY SERVICES, INC.
(Registrant)

Dated: September 7, 2010                     By: \s\Mark Harrington
                                                 ------------------
                                             Mark Harrington
                                             Chief Executive Officer